Exhibit 99.1

SeaStar Medical Announces $4 Million Registered Direct Offering Priced At-the-Market

Under Nasdaq Rules

DENVER, July 10, 2025 -- SeaStar Medical Holding Corporation (Nasdaq: ICU), a commercial-stage healthcare company focused on transforming treatments for critically ill patients facing organ failure and potential loss of life  today announced it has entered into a definitive agreement for the issuance and sale of an aggregate of 5,242,464 shares of its common stock (or common stock equivalents in lieu thereof) at a purchase price of $0.763 per share of common stock (or per common stock equivalent in lieu thereof), in a registered direct offering priced at-the-market under Nasdaq rules. In addition, in a concurrent private placement, SeaStar Medical will issue and sell unregistered warrants to purchase up to 5,242,464 shares of common stock. The warrants will have an exercise price of $0.638 per share, will be exercisable immediately upon issuance and will expire five years following the effective date of the resale registration statement registering the shares of common stock issuable upon exercise of the warrants.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The closing of the offering is expected to occur on or about July 10, 2025, subject to the satisfaction of customary closing conditions. The gross proceeds from the offering are expected to be approximately $4 million. SeaStar Medical intends to use the net proceeds of this offering for general corporate purposes, which may include additions to working capital and capital expenditures.

The shares of common stock (or common stock equivalents) described above (but not the unregistered warrants issued in the concurrent private placement or the shares of common stock underlying such unregistered warrants) are being offered by SeaStar Medical pursuant to a shelf registration statement on Form S-3 (File No. 333-275968) that was previously filed with the Securities and Exchange Commission (“SEC”) on December 8, 2023, and subsequently declared effective on December 22, 2023. The shares of common stock (or common stock equivalents) offered in the registered direct offering are being offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and accompanying base prospectus relating to, and describing the terms of, the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus relating to the offering, when available, may also be obtained by contacting H.C. Wainwright & Co., LLC, at 430 Park Ave., New York, New York 10022, by telephone at (212) 856-5711, or by email at placements@hcwco.com.

The unregistered warrants described above are being made in a transaction not involving a public offering and have not been registered under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying such unregistered warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the unregistered warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement with the SEC or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About SeaStar Medical

SeaStar Medical is a commercial-stage healthcare company focused on transforming treatments for critically ill patients facing organ failure and potential loss of life. SeaStar’s first commercial product, QUELIMMUNE (SCD-PED), was approved in 2024 by the U.S. Food and Drug Administration (FDA). It is the only FDA approved product for the ultra-rare condition of life-threatening acute kidney injury (AKI) due to sepsis or a septic condition in critically ill pediatric patients. SeaStar’s Selective Cytopheretic Device (SCD) therapy has been awarded Breakthrough Device Designation for six therapeutic indications by the FDA, enabling the potential for a speedier pathway to approval and preferable reimbursement dynamics at commercial launch. The company is currently conducting a pivotal trial of its SCD therapy in adult patients with AKI requiring continuous renal replacement therapy, a life-threatening condition with no effective treatment options that impacts over 200,000 adults in the U.S. annually.

For more information visit www.seastarmedical.com or visit us on LinkedIn or X.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, statements related to the timing and completion of the registered direct offering and concurrent private placement, the satisfaction of customary closing conditions related to the registered direct offering and concurrent private placement, and the intended use of proceeds therefrom. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside SeaStar Medical’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results include, but are not limited to: (i) the risk that SeaStar Medical may not be able to obtain regulatory approval of its SCD product candidates; (ii) the risk that SeaStar Medical may not be able to raise sufficient capital to fund its operations, including current or future clinical trials; (iii) the risk that SeaStar Medical and its current and future collaborators are unable to successfully develop and commercialize its products or services, or experience significant delays in doing so, including failure to achieve approval of its products by applicable federal and state regulators, (iv) the risk that SeaStar Medical may never achieve or sustain profitability; (v) the risk that SeaStar Medical may not be able to secure additional financing on acceptable terms; (vi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (vii) the risk of product liability or regulatory lawsuits or proceedings relating to SeaStar Medical’s products and services, (viii) the risk that SeaStar Medical is unable to secure or protect its intellectual property, and (ix) market and other conditions, and (x) other risks and uncertainties indicated from time to time in SeaStar Medical’s Annual Report on Form 10-K, including those under the “Risk Factors” section therein and in SeaStar Medical’s other filings with the SEC. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SeaStar Medical assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contact:

IR@SEASTARMED.COM